UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Ikanos Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Ikanos Communications, Inc.

Pursuant to Rule 14a-12 under the

Securities Exchange Act of 1934

Subject Company: Ikanos Communications, Inc.

Commission File No.: 000-51532

All Hands Meeting

Customer Presentation

All Hands Meeting Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Announcement
+
A new company with worldwide leadership in broadband, and
the ability to more effectively innovate, compete and deliver value to all stakeholders.
Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Transaction Details
• Assets $54M
• Conexant BBA product line
• Patent portfolio
• Employees
• Facilities
• No debt
• Equity investment $42M
• Tallwood Venture Capital
• 24M shares of common stock
• Warrants for an additional 7.8M shares
• $1.75 per share

VDSL
#1 in the world
PON
Products in development and trial
Standards
Driving the next-gen in access and home networking
Expertise
More xDSL deployments than any other company
ADSL
#2 in the world
Processors
Optimized devices with MIPS and ARM cores
Software
Provides the ability to increase capabilities/value over time
Customers
Relationships with the world's top service providers, network equipment manufacturers

Broadband Access Products From CONEXANT
ikanos

Proprietary & Confidential

Rationale for Ikanos + Conexant BBA
Greater scale + broader product line + deeper expertise

Products
Products
Technologies
Technologies
Resources/
Infrastructure
Resources/
Infrastructure

Proprietary & Confidential

Broadband Access Products From
France
Germany
S. Korea
Taiwan
Singapore
Beijing
Hyderabad
Bangalore
Fremont, California
Japan
E
O
S
E
E
S
E
O
O
S
O
S
S
Increased Global Presence
E
O
S
Red Bank, New Jersey
E
E
Pune
Noida
E
Shenzhen
S
E
S
More than 600 people dedicated to serving customers
around the world
Engineering Locations
Sales Locations
Operations Locations
E
S
O
E
S
O
Ikanos Conexant BBA
E
E
Newport Beach, California
S
S

NEC	SUMITOMO	Alcatel·Lucent (U.S.)	HUAWEI
Alcatel·Lucent (EMEA, Asia, Americas)	SC sagemcommunications	2WIRE	CISCO
(Europe)	ubiQuoss	(U.S.)	Nokia Siemens Networks
Millinet Network System & Business	eci	NETGEAR	ZTE中兴
DASAN Networks	TECOM Converging Your Networks	XAVi	ZHONE

Broadband Access Products From CONEXANT

ikanos

Proprietary & Confidential Page 6 Extensive Network Equipment Relationships Ikanos Conexant BBA Page 6

at&t Bell Qwest Sprint TELUS verizon

Brasil Telecom CABLE & WIRELESS Telefónica TELGUA TELMEX

belgacom BT france telecom kpn swisscom telenor TELIA TELECOM ITALIA NETCOLOGNE hanarotelecom KDDI KT LG Powercom NTT SOFTBANK BB

中国电信 CHINA TELECOM TATA indicom Reliance Infocomm TELEKOM MALAYSIA SingTel Telstra

Broadband Access Products From CONEXANT

ikanos

Proprietary & Confidential Page 7 Extensive Service Provider Relationships Page 7

Proprietary & Confidential

Broadband Access Products From
Comprehensive Product Line
VDSL
Market leading
VDSL for
Japan, Korea,
Europe, high-
performance
CO roadmap
Innovative
bonding, North
American
leadership,
cost-effective
CO products
Widely
adopted
ADSL,
leadership in
China
Successful SHDSL
product line
GPON + BPON
products
Integrated +
standalone MIPS-
based processors
PON
ADSL SHDSL Processors
Advanced ARM-core
processors plus
integrated
802.11 b/g
Integrated
devices
deployed in
Europe
#1
#1
Signifies award winning or market share leading product.
#1
#1
#1

Proprietary & Confidential Page 9 Broadband Access Products From Greater Scale + $106 million $159 million Calendar 2008 Revenue Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Why Ikanos + Conexant BBA
• The market for broadband access is now served by three  major players, and the combined company is well positioned to
compete in this market.
• Service providers/network equipment manufacturers are
looking for next-gen products for access, home networking
• Ikanos will have relationships with virtually every market-
making company in every geography
Customer Dynamics
Customer Dynamics
Diverse
Diverse
Product Line
Product Line
• Broadband access: ADSL, VDSL, A/VDSL, PON
• Processors: MIPS- and ARM-based
• Wireless networking and Ethernet switching
• And more
Acquisition
Acquisition
Opportunities
Opportunities
• Where necessary, we’ll be able to acquire
technologies to further augment our offerings + be
able to do so very economically
Industry Consolidation
Industry Consolidation

Proprietary & Confidential

Broadband Access Products From
Why Ikanos + Conexant BBA
Technical Expertise
Technical Expertise
• World’s best analog + digital design teams
• Technologists that have set the standards for the market
• Ability to employ experience to address existing + new markets
• Processes + discipline drive us do things right the first time
Focus on Execution
Focus on Execution
Strong Team
Strong Team
• Senior executive management team
• Employees (some with 20 years broadband experience)
• Tallwood’s backing and advice
• Providing high-speed access and the networking/processing
horsepower to extend that access to anywhere it’s needed in the home
Vision
Vision

Proprietary & Confidential

Broadband Access Products From
Combined Company Vision
•
Be the preferred and leading silicon
and software supplier for the
world’s
broadband networks enabling a new
generation of services that transform
the way we work and live.
• Leadership in wire line WAN (xDSL,
xPON)
• Leadership in CPE & Residential
Gateway silicon
• xDSL, xPON PHY & MAC
• Gateway Processors
• Home Networking (Ethernet,
Wireless and other interconnects)
Digital Home
Residential
Gateway
Ethernet Ethernet
G.hn G.hn
WiFi WiFi
Femtocell Femtocell
DECT DECT

Proprietary & Confidential

Broadband Access Products From
Equity Investment
“The new company that
emerges will be able to
compete more effectively in
existing and emerging
markets, develop exciting new
products, and provide greater
value for its most important
stakeholders - its customers,
investors and employees.”
George Pavlov, general partner

Proprietary & Confidential

Broadband Access Products From
Timeline (Estimate)
Q2  Q3
Public announcement
Customer/supplier communication
Integration planning
Proxy statement
Regulatory approval
Investor roadshow
Stockholder vote
Expected close in Q3

Broadband Access Products From Employee Responsibilities Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Guiding Principles
• Both companies will continue to operate stand alone
entities until close (with exception of designated
integration activities).
• Employees of both companies should remain focused on
revenue generation and meeting customer
commitments.  There should be:
• NO joint discussions on account strategies
• NO joint discussions on pricing
• NO joint planning with customers
• Under no exception should you disclose any information
not already publicly released or part of the integration
process including future prospects and the probability
of the transaction being closed.

Proprietary & Confidential

Broadband Access Products From
Product Continuity
“Customers should not be concerned about
product transitions. Once the acquisition
is complete, the combined company will
continue to make available and support
the products acquired from Conexant BBA
along with the products of Ikanos.”
Mike Gulett, President and CEO
Ikanos Communications

Proprietary & Confidential

Broadband Access Products From
Customer Communications
• Craig Garen, Conexant BBA General Manager
craig.garen@conexant.com
732-345-7475
• Nick Shamlou, Ikanos VP Worldwide Sales
nshamlou@ikanos.com
510-438-6201
• Mitch Kahn, Ikanos VP of Corporate Marketing
mkahn@ikanos.com
510-438-6284
Customers should contact their sales representatives or one of the above individuals with questions about the transaction.

Proprietary & Confidential

Broadband Access Products From
Industry Communications
• Matt Keowen, Ikanos Senior Director of Corporate Marketing
mkeowen@ikanos.com
510-438-6220
• Margo Westfall, Ikanos Director of Marketing Communications
mwestfall@ikanos.com
510-438-6276
• Bonnie Mott, Ikanos Investor Relations Manager
bmott@ikanos.com
510-438-5360
• Gwen Carlson, Conexant Director of Public Relations
gwen.carlson@conexant.com
949-483-7363
Should you receive calls from the press, industry or financial analysts refer them to the above individuals.

Broadband Access Products From Q+A Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Safe Harbor
All statements included or incorporated by reference in this press release, other than statements or characterizations of historical fact, are forward-looking statements. Such forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates,"
"expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could,"
"potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-
looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
Important factors that may cause such a difference with respect to the ability of Ikanos to close the transactions announced in this release, the Company’s future revenues, costs of sales and expenses, net income and earnings per share, product plans, market size and ability to address demand include, without limitation the ability of the Company,
Conexant Systems and Tallwood Venture Capital to obtain the necessary approvals and satisfy all closing conditions for the announced transactions, as well as the ability of Ikanos, after the transactions close, to sell its expanded product lines in light of the current worldwide recession, to reduce and manage total operating costs of the business while continuing to meet product delivery commitments to current and prospective customers, to continue developing products on a schedule that meets customer and market-window requirements and to properly anticipate the future semiconductor product requirements for broadband communications to and through the home. For a further discussion of the risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Ikanos’ Annual Reports on Form 10-K and its most recent
Quarterly Reports on Form 10-Q. Ikanos Communications cannot assure that the events and circumstances reflected in any forward-looking statements will be achieved or occur, nor does Ikanos Communications undertake any obligation to update any forward-looking statements for any reason after the date of this press release.
R E G A R D I N G   F O R W A R D   L O O K I N G   S T A T E M E N T S

Proprietary & Confidential

Broadband Access Products From
Additional Information
Ikanos plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a proxy statement in connection with the proposed issuance of securities to Tallwood and the acquisition of the broadband access product line from Conexant (the "Transaction"). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE
PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Ikanos through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Ikanos by contacting Investor Relations by telephone at (510) 979-0400, or by mail at Ikanos
Communications, Investor Relations, 47669 Fremont Blvd, Fremont, California 94538, USA.
Ikanos and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ikanos in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the Transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Ikanos' proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2009. This document is available free of charge at the SEC's web site at www.sec.gov, and from Ikanos by contacting Investor Relations by telephone at (510) 979-0400, or by mail at Ikanos Communications, Investor Relations, 47669 Fremont Blvd, Fremont,
California 94538, USA, or by going to Ikanos' Investors page on its corporate web site at www.ikanos.com.
R E G A R D I N G   T H E   T R A N S A C T I O N

Ikanos and Conexant BBA Acquisition Customer Presentation Broadband Access Products From

Proprietary & Confidential Page 2 Broadband Access Products From Agenda Announcement Rationale Business Activities Going Forward Financing-Equity Investment Q+A

Proprietary & Confidential

Broadband Access Products From
Announcement
+
A new company with worldwide leadership in broadband, and
the ability to more effectively innovate, compete and deliver value to all stakeholders.
Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Transaction Details
• Assets $54M
• Conexant BBA product line
• Patent portfolio
• Employees
• Facilities
• No debt
• Equity investment $42M
• Tallwood Venture Capital
• 24M shares of common stock
• Warrants for an additional 7.8M shares
• $1.75 per share

Proprietary & Confidential

Rationale for Ikanos + Conexant BBA
Greater scale + broader product line + deeper expertise

Products
Products
Technologies
Technologies
Resources/
Infrastructure
Resources/
Infrastructure

Proprietary & Confidential

Broadband Access Products From
France
Germany
S. Korea
Taiwan
Singapore
Beijing
Hyderabad
Bangalore
Fremont, California
Japan
E
O
S
E
E
S
E
O
O
S
O
S
S
Increased Global Presence
E
O
S
Red Bank, New Jersey
E
E
Pune
Noida
E
Shenzhen
S
E
S
More than 600 people dedicated to serving customers
around the world
Engineering Locations
Sales Locations
Operations Locations
E
S
O
E
S
O
Ikanos Conexant BBA
E
E
Newport Beach, California
S
S

Proprietary & Confidential Page 7 Broadband Access Products From Page 7 Extensive Network Equipment Relationships Ikanos Conexant BBA

at&t Bell Qwest Sprint TELUS verizon

BrasilTelecom CABLE & WIRELESS Telefónica TELGUA TELMEX.

belgacom BT france telecom kpn swisscom telenor TELIA TELECOM NETCOLOGNE hanarotelecom KDDI KT LG Powercom NTT SOFTBANK BB

中国电信 CHINA TELECOM TATA indicom Reliance Infocomm TELEKOM MALAYSIA SingTel Telstra

CONEXANT ikanos

Proprietary & Confidential Page 8 Broadband Access Products From Extensive Service Provider Relationships

Proprietary & Confidential

Broadband Access Products From
Comprehensive Product Line
VDSL
Market leading
VDSL for
Japan, Korea,
Europe, high-
performance
CO roadmap
Innovative
bonding, North
American
leadership,
cost-effective
CO products
Widely
adopted
ADSL,
leadership in
China
Successful SHDSL
product line
GPON + BPON
products
Integrated +
standalone MIPS-
based processors
PON
ADSL SHDSL Processors
Advanced ARM-core
processors plus
integrated
802.11 b/g
Integrated
devices
deployed in
Europe
#1
#1
Signifies award winning or market share leading product.
#1
#1
#1

Proprietary & Confidential Page 10 Broadband Access Products From Greater Scale + $106 million $159 million Calendar 2008 Revenue Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Combined Company Vision
•
Be the preferred and leading silicon
and software supplier for the world’ s
broadband networks enabling a new
generation of services that transform
the way we work and live.
• Leadership in wire line WAN (xDSL,
xPON)
• Leadership in CPE & Residential
Gateway silicon
• xDSL, xPON PHY & MAC
• Gateway Processors
• Home Networking (Ethernet,
Wireless and other interconnects)
Digital Home
Residential
Gateway
Ethernet Ethernet
G.hn G.hn
WiFi WiFi
Femtocell Femtocell
DECT DECT

Proprietary & Confidential

Broadband Access Products From
Equity Investment
“The new company that
emerges will be able to
compete more effectively in
existing and emerging
markets, develop exciting new
products, and provide greater
value for its most important
stakeholders - its customers,
investors and employees.”
George Pavlov, general partner

Proprietary & Confidential

Broadband Access Products From
Business Activities
• We are committed to making the transition
efficient for our customers and will work
closely to ensure that customer responses are
timely and professional.
• Until the transaction is closed, we continue to
operate as independent entities.  Please
continue to work with the resources you have
historically worked with at Ikanos and Conexant
BBA.

Proprietary & Confidential

Broadband Access Products From
Product Continuity
“Customers should not be concerned about
product transitions. Once the acquisition
is complete, the combined company will
continue to make available and support
the products acquired from Conexant BBA
along with the products of Ikanos.”
Mike Gulett, President and CEO
Ikanos Communications

Proprietary & Confidential

Broadband Access Products From
Backlog and Order Fulfillment
• We recognize the importance of our customers’
delivery schedules and as such, Ikanos and
Conexant BBA will work closely together to
ensure that all agreed upon commit dates are
maintained and transitioned into Ikanos’ order
management system.

Proprietary & Confidential

Broadband Access Products From
Timeline (Estimate)
Q2  Q3
Public announcement
Customer/supplier communication
Integration planning
Proxy statement
Regulatory approval
Investor roadshow
Stockholder vote
Expected close in Q3

Proprietary & Confidential

Broadband Access Products From
Customer Communications Team
• Craig Garen, Conexant BBA General Manager
craig.garen@conexant.com
732-345-7475
• Nick Shamlou, Ikanos VP Worldwide Sales
nshamlou@ikanos.com
510-438-6201
• Mitch Kahn, Ikanos VP of Corporate Marketing
mkahn@ikanos.com
510-438-6284
Contact your sales representative or one of the above individuals with questions about the transaction.

Broadband Access Products From Q+A Broadband Access Products From

Proprietary & Confidential

Broadband Access Products From
Additional Information
Ikanos plans to file with the Securities and Exchange Commission (the "SEC") and mail to its stockholders a proxy statement in connection with the proposed issuance of securities to Tallwood and the acquisition of the broadband access product line from Conexant (the "Transaction"). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE
PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Ikanos through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Ikanos by contacting Investor Relations by telephone at (510) 979-0400, or by mail at Ikanos
Communications, Investor Relations, 47669 Fremont Blvd, Fremont, California 94538, USA.
Ikanos and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ikanos in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the Transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Ikanos' proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2009. This document is available free of charge at the SEC's web site at www.sec.gov, and from Ikanos by contacting Investor Relations by telephone at (510) 979-0400, or by mail at Ikanos Communications, Investor Relations, 47669 Fremont Blvd, Fremont,
California 94538, USA, or by going to Ikanos' Investors page on its corporate web site at www.ikanos.com.
R E G A R D I N G   T H E   T R A N S A C T I O N